UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2006

COUNTERPATH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50346

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

8th Floor, 100 West Pender Street, Vancouver, British Columbia, Canada V6B 1R8

(Address of principal executive offices and Zip Code)

604.320.3344

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 3, 2006, our board of directors approved the appointment of BDO Dunwoody LLP as our independent accountants to audit our financial statements and dismissed Amisano Hanson as our independent accountants.

During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Amisano Hanson, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Amisano Hanson, for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the year ended April 30, 2005 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. The decision to change independent accountants was based on the determination by the Board of Directors that such a step was appropriate given the growth of the company and the related growth in auditing demands, and that such expertise required can be provided by a national accounting firm.

We provided Amisano Hanson with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Amisano Hanson dated November 6, 2006 is filed as Exhibit (a) to this Form 8-K.

We have engaged the firm of BDO Dunwoody LLP, as of November 3, 2006. During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, BDO Dunwoody LLP was not consulted on any matter relating to application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

(a) Exhibits

16.1 Letter of Amisano Hanson, dated November 6, 2006 pursuant to Section 304 (a) (3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission (incorporated by reference from our Current Report on Form 8-K filed on November 7, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH SOLUTIONS, INC.

By: /s/ Mark Bruk___________________________________

Mark Bruk
Chairman and Chief Executive Officer

Dated: November 14, 2006

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